EXHIBIT 99.2

Pension Update Ryder made $50 million contribution to U.S. pension plan in Oct. 2003 Present value of estimated required contributions over the next 5 years totals $85 million to U.S. plan and $150 million globally (assuming expected long-term rate of return realized and other assumptions remain unchanged) Global pension plan contributions for 2003 totaled $67 million U.S. plan results: Actual full year 2003 return on pension assets of 24% in U.S. plan Current U.S. plan assumptions: 8.5% expected long-term rate of return, 6.0% discount rate (vs. 6.5% at 12/31/02), 5% rate of increase in compensation, and 8.5-year amortization period for gains/losses Total global pension expense of $66 million expected in 2004, down from $82 million in 2003 Funded status of U.S. Qualified Pension Plan: ($ Thousands)

Fourth Quarter 2003

Earnings Conference Call

February 5, 2004

Safe Harbor

Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, we advise that these forward-looking statements be evaluated with consideration given to the many uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, the competitive pricing environment applicable to the Company's businesses, customer retention levels, changes in customers' business environments, changes in market conditions affecting the sale of used vehicles, adverse changes in debt ratings, changes in accounting assumptions, greater than expected expenses associated with the Company's activities and changes in general economic conditions. The risks included here are not exhaustive. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risk factors on the Company's business. Accordingly, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents

4th Quarter Results

Overview

- Earnings per diluted share were $0.61, up from $0.52 in 4Q02
  - Includes $0.03 provision for net restructuring charges vs. $0.06 provision in prior year quarter
- Total revenue up 1% vs. prior year
- Lease revenue slightly up year-over-year; demand remained slow
- Continuing year-over-year improvement in commercial rental revenue; continued improvement in pricing combined with modest increase in number of transactions
- Fleet Management Solutions returns negatively impacted by absorption of pension expense increase, partially offset by improved rental results and gain on facility sale
- Dedicated Contract Carriage returns up from prior year due to lower overhead costs and improved operating performance

4th Quarter Results (continued)

Overview

- Supply Chain Solutions revenue up 2% vs. prior year
- U.S. Supply Chain Solutions revenue down due to volume reductions and non-renewal of certain contracts
- Revenue increases realized in Canada, Latin America and Asia, partially offset by declines in Europe
- Supply Chain Solutions returns positively affected by overhead reductions, improved operational performance globally and impact of customer incentives / contract resolutions
- Strong cost management in overhead areas continues to positively contribute to results

Earnings Per Share

Fourth Quarter
Actual Results

	2003	2002
Total EPS	$ 0.61	$ 0.52
Memo: EPS Impact of Pension Expense	$ (0.19)	$ (0.08)
EPS Impact of Restructuring Charges, Net	$ (0.03)	$ (0.06)
Average Shares (Millions) - Diluted	65.1	62.7
Tax Rate	36.2%	35.5%

Earnings Per Share

Full Year
Actual Results

	2003	2002
EPS Before Cumulative Effect of Accounting Changes	$ 2.12	$ 1.80
Cumulative Effect of Changes in Accounting Principles	(0.06)	(0.30)
Total EPS	$ 2.06	$ 1.50
Memo: EPS Impact of Pension Expense	$ (0.82)	$ (0.30)
EPS Impact of Restructuring Charges, Net	$ -	$ (0.04)
Average Shares (Millions) - Diluted	63.9	62.6
Tax Rate	36.2%	36.0%

Ryder

Business Segment

($ Millions)

Fourth Quarter

	2003	2002	% B/(W)
Revenue:			
Fleet Management Solutions	$ 811.3	$ 804.7	1%
Supply Chain Solutions	351.5	344.4	2%
Dedicated Contract Carriage	130.4	133.6	(2)%
Eliminations	(76.3)	(78.0)	2%
Total Revenue	$ 1,216.9	$ 1,204.7	1%
Segment Net Before Tax Earnings:			
Fleet Management Solutions	$ 55.2	$ 63.8	(13)%
Supply Chain Solutions	14.2	(1.1)	NM
Dedicated Contract Carriage	11.1	7.9	41%
Eliminations	(9.1)	(9.5)	4%
	71.4	61.1	17%
Central Support Services (Unallocated Share)	(6.1)	(4.6)	(33)%
Earnings Before Restructuring and Income Taxes	65.3	56.5	16%
Restructuring and Other Recoveries, Net(1)	(3.5)	(6.2)	44%
Earnings Before Income Taxes	61.8	50.3	23%
Provision for Income Taxes	(22.4)	(17.9)	(25)%
Net Earnings	$ 39.4	$ 32.4	22%

(1) Allocation of Recoveries, Net across business segments was as follows: FMS $(2.3) in 2003 and $0.6 in 2002; CSS - $(0.1) in 2003 and $(2.6) in 2002; SCS - $(0.8) in 2003 and $(4.2) in 2002; DCC - $(0.3) in 2003

Business Segment

($ Millions)

Full Year

	2003	2002	% B/(W)
Revenue:			
Fleet Management Solutions	$ 3,231.7	$ 3,183.0	2%
Supply Chain Solutions	1,362.4	1,388.3	(2)%
Dedicated Contract Carriage	514.7	518.0	(1)%
Eliminations	(306.5)	(313.0)	2%
Total Revenue	$ 4,802.3	$ 4,776.3	1%
Segment Net Before Tax Earnings:			
Fleet Management Solutions	$ 195.5	$ 214.4	(9)%
Supply Chain Solutions	41.3	(6.2)	NM
Dedicated Contract Carriage	33.5	31.1	8%
Eliminations	(33.6)	(34.6)	3%
	236.7	204.7	16%
Central Support Services (Unallocated Share)	(24.4)	(24.6)	1%
Earnings Before Restructuring and Income Taxes	212.3	180.1	18%
Restructuring and Other Recoveries / (Charges), Net(1)	0.2	(4.2)	NM
Earnings Before Income Taxes	212.5	175.9	21%
Provision for Income Taxes	(77.0)	(63.3)	(22)%
Earnings Before Cumulative Effect of Accounting Changes	135.5	112.6	20%
Cumulative Effect of Changes in Accounting Principles	(4.1)	(18.9)	78%
Net Earnings	$ 131.4	$ 93.7	40%

(1) Allocation of Recoveries / (Charges), Net across business segments was as follows: FMS - $0.9 in 2003 and $0.2 in 2002; CSS - $(0.5) in 2003 and $1.0 in 2002; SCS - $(0.4) in 2003 and $(5.1) in 2002; DCC - $0.2 in 2003 and (0.3) in 2002

Capital Expenditures

Full Year *($ Millions)*

	2003	2002	2003 % O/(U) 2002
Full Service Lease	$ 459	$ 536	(14)%
Commercial Rental	220	19	NM
Property, Plant & Equipment	46	44	5%
Other	-	1	NM
Total excluding acquisitions	725	600	21%
Acquisitions	97	-	NM
Total	$ 822	$ 600	37%
Memo: Fourth Quarter excluding acquisitions	$ 247	$ 157	57%

Full Year 2003*



6%
31%
63%
Full Service Lease
Commercial Rental
Property, Plant & Equipment

* Excluding acquisitions

Debt to Equity Ratio

($ Millions)


350%
300%
250%
200%
150%
100%
50%
0%
1998
1999
2000
2001
2002
2003
Total Obligations to Equity
On-Balance Sheet Debt to Equity

	4Q 2003	3Q 2003	4Q 2002
On-Balance Sheet Debt	$ 1,815.9	$ 1,776.0	$ 1,551.5
Percent To Equity	135%	144%	140%
Total Obligations (1)	$ 1,969.0	$ 1,965.7	$ 2,232.9
Percent To Equity (1)	146%	159%	201%
Total Equity	$ 1,344.4	$ 1,232.9	$ 1,108.2

Notes: - Includes impact of accumulated net pension related equity charge of $228.8 million in 4Q2002 and $187.4 million in 4Q2003.
- 3Q2003 includes impact of consolidating variable interest entities previously disclosed as off-balance sheet debt.

(1) Non-GAAP financial measure; refer to Appendix – Non-GAAP Financial Measures.

Continued and focused emphasis to strengthen the balance sheet

Free Cash Flow

($ Millions)

Full Year

	2003	2002
Net Earnings[(1)]	$ 131	$ 94
Cumulative Effect of Accounting Changes	4	19
Depreciation, Net of Gains	609	538
Amortization and Other Non-Cash Charges (Net)	3	9
Capital Expenditures	(725)	(600)
Acquisitions	(97)	-
Proceeds from Sales of Assets	213	153
Changes in Working Capital and Deferred Taxes[(2)]	70	83
Collections of Direct Finance Leases	61	66
Other, net	-	4
Free Cash Flow[(3)]	$ 269	$ 366

(1) Includes non-cash restructuring and other recoveries, net and cumulative effect of changes in accounting principles
(2) Changes in working capital exclude sale of receivables
(3) Non-GAAP financial measure; refer to Appendix – Non-GAAP Financial Measures

Preliminary

Contents

2003 Key Initiatives Update

Status Update

- **Focus on cost management and process improvement initiatives continues**
  - 2003 new initiatives added an incremental $37 million in pre-tax earnings


$37 million
2003 Impact of Implemented Initiatives
Maintenance
Asset Management
Overhead Reduction
SCS Margin Improvement
Insurance and Safety
Other

($ Millions)

Full Year 2003 Pre-tax Goal	Full Year 2003 Realized Benefits
$44 - $49	$37

Contents

Asset Management Update

- **Total number of non-revenue earning vehicles of 8,079 is down 52 units or 1% vs. prior year period**
  - Not yet earning (NYE) vehicles are 1,079
  - No longer earning (NLE) vehicles are 7,000
    - 4,274 of these units are held for sale at the used truck centers
- **Used tractor retail sales proceeds continue to show signs of improvement over the entire year, up 10% from 2002**
  - The overall number of vehicles sold was down 2% compared to 2002 at 13,932

Note: U.S. only

Asset Management Update

- **Focused efforts in the area of asset management continue to positively impact earnings and strengthen free cash flow**
  - Redeployments have declined 17% and total extensions have declined 22%; however, both continue to be ahead of plan



YTD Sep 99
FY 99
FY 00
FY 01
FY 02
FY 03
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2,295
3,409
4,536
5,564
5,712
4,753
1,281
1,774
2,154
2,868
5,332
4,172
5,642
6,869
7,208
7,273
6,304
4,478
4,644
5,891
3,884
1,367
951
924
Redeployments
Total Extensions
Early Terminations
Early Replacements

Note: U.S. only

Ryder

Contents

Pension Update

- **Funded status of U.S. Qualified Pension Plan:**

($ Thousands)	Actual 12/31/02	Actual 12/31/03
Fair Value of Assets	$ 651,465	$ 812,508
Projected Benefit Obligation	843,596	979,893
SFAS 87 Funded Status	$ (192,131)	$ (167,385)
Percent Funded	77%	83%

- **Ryder made $50 million contribution to U.S. pension plan in Oct. 2003**
  - Present value of estimated required contributions over the next 5 years totals $85 million to U.S. plan and $150 million globally (assuming expected long-term rate of return realized and other assumptions remain unchanged)
  - Global pension plan contributions for 2003 totaled $67 million
- **U.S. plan results:**
  - Actual full year 2003 return on pension assets of 24% in U.S. plan
- **Current U.S. plan assumptions:**
  - 8.5% expected long-term rate of return, 6.0% discount rate (vs. 6.5% at 12/31/02), 5% rate of increase in compensation, and 8.5-year amortization period for gains/losses
- **Total global pension expense of $66 million expected in 2004, down from $82 million in 2003**

Ryder

Contents

- Fourth Quarter Results
- Key Initiatives Update
- Asset Management Update
- Pension Update
- **Acquisition Update**
- Earnings Outlook
- Q & A

Ryder

Acquisition Update

- **General Car and Truck Leasing System**
  - Acquisition was effective December 31, 2003
  - Expect to book no goodwill from acquisition
  - Over 4,000 vehicles acquired
  - Interviewing and hiring of selected employees completed
  - 14 acquired facilities now operating as Ryder locations
  - Remaining business consolidated into existing Ryder facilities

- **Ruan Leasing Company**
  - Non-binding letter of intent signed in December 2003
  - Acquisition expected to close by the end of the first quarter 2004

Contents

- Fourth Quarter Results
- Key Initiatives Update
- Asset Management Update
- Pension Update
- Acquisition Update
- **Earnings Outlook**
- Q & A

Earnings Outlook

($ Earnings Per Share)

- Increasing full year 2004 forecasted earnings by $0.06 to $2.46 - $2.56 per share.

- Current projection for EPS is as follows:

	1st Quarter	Full Year
2004 Projected EPS	0.36 - 0.39	2.46 -2.56

Q & A

Appendix

Business Segment Detail

Asset Management Update

Non-Revenue Earning Equipment

Pension Expense Detail

Non-GAAP Financial Measures & Reconciliations

Fleet Management Solutions (FMS)

($ Millions)

Fourth Quarter

	2003	2002	% B/(W)
Full Service Lease and Program Maintenance (RPM)	$ 449.8	$ 444.3	1%
Commercial Rental	129.7	119.4	9%
Other	75.5	87.3	(14)%
Dry Revenue [a]	655.0	651.0	1%
Fuel Revenue	156.3	153.7	2%
Total Revenue	$ 811.3	$ 804.7	1%
Segment Net Before Tax Earnings (NBT)	$ 55.2	$ 63.8	(13)%
Segment NBT as % of Total Revenue	6.8%	7.9%	
Segment NBT as % of Dry Revenue [a]	8.4%	9.8%	
Memo: Pension Expense	$ 16.5	$ 5.5	200%

(a) The Company uses dry revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the dry revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability as a result of fluctuations in fuel services revenue.

Fleet Management Solutions (FMS)

($ Millions)

Full Year

	2003	2002	% B/(W)
Full Service Lease and Program Maintenance (RPM)	$ 1,791.5	$ 1,795.3	0%
Commercial Rental	490.9	458.4	7%
Other	308.6	346.7	(11)%
Dry Revenue (a)	2,591.0	2,600.4	0%
Fuel Revenue	640.7	582.6	10%
Total Revenue	$ 3,231.7	$ 3,183.0	2%
Segment Net Before Tax Earnings (NBT)	$ 195.5	$ 214.4	(9)%
Segment NBT as % of Total Revenue	6.0%	6.7%	
Segment NBT as % of Dry Revenue (a)	7.5%	8.2%	
Memo: Pension Expense	$ 69.8	$ 22.0	217%

(a) The Company uses dry revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the dry revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability as a result of fluctuations in fuel services revenue.

Ryder

Supply Chain Solutions (SCS)

($ Millions)

Fourth Quarter

	2003	2002	% B/(W)
U.S. Operating Revenue			
Automotive, Aerospace & Industrial (AAI)	$ 104.4	$ 106.7	(2)%
High Tech & Consumer Industries (HCI)	62.3	68.0	(8)%
Other	3.8	3.7	3%
U.S. Operating Revenue	170.5	178.4	(4)%
International Operating Revenue [a]	75.6	55.2	37%
Operating Revenue [b]	246.1	233.6	5%
Freight Under Management	105.4	110.8	(5)%
Total Revenue	$ 351.5	$ 344.4	2%
Segment Net Before Tax Earnings (NBT)	$ 14.2	$ (1.1)	NM
Segment NBT as % of Total Revenue	4.0%	(0.3)%	
Segment NBT as % of Operating Revenue [b]	5.8%	(0.5)%	

[a] Includes $10.0 million associated with an inventory procurement contract which began in 2003. The terms of this contract were renegotiated in the first quarter of 2004 and will result in net revenue reporting on a prospective basis.

[b] The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Supply Chain Solutions (SCS)

($ Millions)

Full Year

	2003	2002	% B/(W)
U.S. Operating Revenue			
Automotive, Aerospace & Industrial (AAI)	$ 420.1	$ 439.8	(4)%
High Tech & Consumer Industries (HCI)	247.5	295.4	(16)%
Other	14.7	14.4	2%
U.S. Operating Revenue	682.3	749.6	(9)%
International Operating Revenue [a]	270.2	228.2	18%
Operating Revenue [b]	952.5	977.8	(3)%
Freight Under Management	409.9	410.5	0%
Total Revenue	$1,362.4	$ 1,388.3	(2)%
Segment Net Before Tax Earnings (NBT)	$ 41.3	$ (6.2)	NM
Segment NBT as % of Total Revenue	3.0%	(0.4)%	
Segment NBT as % of Operating Revenue [b]	4.3%	(0.6)%	

(a) Includes $19.5 million associated with an inventory procurement contract which began in 2003. The terms of this contract were renegotiated in the first quarter of 2004 and will result in net revenue reporting on a prospective basis.

(b) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Dedicated Contract Carriage (DCC)

($ Millions)

Fourth Quarter

	2003	2002	% B/(W)
Operating Revenue [(a)]	$ 129.0	$ 132.6	(3)%
Freight Under Management	1.4	1.0	40%
Total Revenue	$ 130.4	$ 133.6	(2)%
Segment Net Before Tax Earnings (NBT)	$ 11.1	$ 7.9	41%
Segment NBT as % of Total Revenue	8.5%	5.9%	
Segment NBT as % of Operating Revenue [(a)]	8.6%	6.0%	

(a) The Company uses operating revenue, a non GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Dedicated Contract Carriage (DCC)

($ Millions)

Full Year

	2003	2002	% B/(W)
Operating Revenue [a]	$ 510.4	$ 514.1	(1)%
Freight Under Management	4.3	3.9	10%
Total Revenue	$ 514.7	$ 518.0	(1)%
Segment Net Before Tax Earnings (NBT)	$ 33.5	$ 31.1	8%
Segment NBT as % of Total Revenue	6.5%	6.0%	
Segment NBT as % of Operating Revenue [a]	6.6%	6.0%	

(a) The Company uses operating revenue, a non GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. FUM expense is deducted from total revenue to arrive at operating revenue as FUM expense is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in FUM expense.

Central Support Services (CSS)

($ Millions)

Fourth Quarter

	2003	2002	% B/(W)
Allocated CSS Costs	$ 45.1	$ 53.8	16%
Unallocated CSS Costs	6.1	4.6	(33)%
Total CSS Costs	$ 51.2	$ 58.4	12%

Central Support Services (CSS)

($ Millions)

Full Year

	2003	2002	% B/(W)
Allocated CSS Costs	$ 188.6	$ 208.8	10%
Unallocated CSS Costs	24.4	24.6	1%
Total CSS Costs	$ 213.0	$ 233.4	9%

Non-Revenue Earning Equipment



No Longer Earning - "NLE"
Not Yet Earning - "NYE"
11,000
9,000
7,000
5,000
3,000
1,000
-1,000
8,338
9,201
9,015
9,554
9,898
9,506
7,623
7,180
7,040
7,823
7,061
6,652
7,000
5,115
Units held for sale
5,215
3,485
4,274
2,389
2,839
1,900
1,437
1,174
855
1,068
1,253
1,091
1,015
924
548
1,079
Dec 2000 Total 10,727
Mar 2001 Total 12,040
June 2001 Total 10,915
Sept 2001 Total 10,991
Dec 2001 Total 11,072
Mar 2002 Total 10,361
June 2002 Total 8,691
Sept 2002 Total 8,433
Dec 2002 Total 8,131
Mar 2003 Total 8,838
Jun 2003 Total 7,985
Sept 2003 Total 7,200
Dec 2003 Total 8,079

Note: U.S. only

Pension Expense Causes of Change

($ Millions)

	2003
2003 Pension Expense	$ 82.0
U.S. Qualified Plan Adjustments:	
Reduction in Discount Rate (from 6.5% to 6.0%)	8.0
Benefit of 2003 Pension Contribution ($50 million)	(3.0)
Higher than Assumed Return on Assets in 2003 (24% vs 8.5%)	(19.0)
Total U.S. Qualified Plan Adjustments	(14.0)
U.S. Non-Qualified / International and Union Plans' Adjustments	(2.0)
Total Adjustments	(16.0)
2004 Estimated Pension Expense	$ 66.0

Non-GAAP Financial Measures

- This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP.
- Specifically, the following non-GAAP financial measures are included in this presentation:

Non-GAAP Financial Measure	Comparable GAAP Measure	Reconciliation & Additional Information Presented on Slide Titled
Free Cash Flow	Cash Provided by Operating Activities	Appendix - Free Cash Flow Reconciliation
Total Obligations	On-Balance Sheet Debt	Appendix - Debt to Equity Reconciliation
Total Obligations to Equity	Debt to Equity	Appendix - Debt to Equity Reconciliation
FMS Dry Revenue and Segment NBT as % of Dry Revenue	FMS Total Revenue and Segment NBT as % of Total Revenue	Appendix - FMS
SCS Operating Revenue and Segment NBT as % of Operating Revenue	SCS Gross Revenue and Segment NBT as % of Total Revenue	Appendix - SCS
DCC Operating Revenue and Segment NBT as % of Operating Revenue	DCC Gross Revenue and Segment NBT as % of Total Revenue	Appendix - DCC

Free Cash Flow Reconciliation

($ Millions)

Full Year

	2003	2002
Cash Provided by Operating Activities	$ 816.9	$ 632.8
Changes in Balance of Trade Receivables Sold	-	110.0
Collections of Direct Finance Leases	61.4	66.5
Proceeds from Sales of Assets	212.5	152.7
Capital Expenditures	(725.1)	(600.3)
Acquisitions	(96.5)	-
Other, net	-	4.2
Free Cash Flow[a]	$ 269.2	$ 365.9

(a) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service, acquisitions and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited.

Preliminary

Debt to Equity Reconciliation

	4Q 2003	% to Equity	3Q 2003	% to Equity	4Q 2002	% to Equity
On-Balance Sheet Debt	$ 1,815.9	135%	$ 1,776.0	144%	$ 1,551.5	140%
PV of minimum lease payments and guaranteed residual values under operating leases for equipment	153.1		189.7		370.4	
PV of contingent rentals under securitizations	-		-		311.0	
Total Obligations[a]	$ 1,969.0	146%	$ 1,965.7	159%	$ 2,232.9	201%

(a) The Company uses total obligations, a non-GAAP financial measure, which includes certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes this non-GAAP financial measure is useful to investors as it is a more complete measure of the Company's existing financial obligations and helps investors better assess the Company's overall leverage position.

Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt.